The Heritage West Dividend Capture Income Fund

                      Supplement dated April 9, 1999 to the
                         Prospectus dated June 17, 1998

Replace "What is the Fund's Investment Objective" on page 2 with:

     The investment objective of the Fund is to achieve a high rate of current income. Heritage West Advisors, LLC (the "Advisor") attempts to achieve this objective by primarily buying and selling preferred stocks as well as securities having similar characteristics. No assurance can be made that the Fund will achieve its objective.

Append to the "What is Preferred Stock" section on page 2 the following:

     Securities Having Characteristics of Preferred Stocks

     "Preferred-type" securities that the Fund may purchase include, among others, Monthly/Quarterly Income Debt Securities (MIDST/QUIDST), Preferred Trust Securities, Quarterly Income Capital Securities (QUICS), Quarterly Interest Bonds (QUIBST), Monthly/Quarterly Income Preferred Shares (MIPS/QUIPS) and Trust Originated Preferred Securities (TOPrS) and Trust Preferred Securities. These securities, also known as Fixed Rate Capital Securities (FRCS) are debt securities that pay a fixed amount of interest to security holders on a monthly or quarterly basis. Generally, FRCS are unsecured and subordinated to other debt of the same issuer. This means that no specific asset or collateral exists to support repayment of principal or interest to security holders and that the rights to interest and principal payments of holders of these securities rank below payments owed to holders of more senior debt. In the event of bankruptcy, insolvency, dissolution or any other restructuring, holders of senior debt securities of the issuer will be paid principal and interest due before holders of subordinated debt securities. Holders of the issuer's equity in the form of preferred or common stock will receive payment after all debtholders' claims have been satisfied.

Append to the "What is the Advisor's Strategy" section on page 3 the following:

     In addition to exploiting inefficiencies in the preferred stock market the Advisor may choose to hold preferred stocks and securities having the characteristics of preferred stocks to recoup any unrealized capital loss incurred due to a price decline in the security. In other circumstances, a dividend may have been captured but the Advisor may choose to continue holding the security to realize a capital gain. The Advisor may also purchase and hold securities having characteristics of preferred stocks in the same manner as just described, except that these securities would be held during the period around the dates that they pay interest.

All references to "preferred stocks" are expanded to include
"securities having characteristics of preferred stocks."